UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 7, 2003

                            Old Line Bancshares, Inc.
             (Exact Name of Registrant as Specified in its Charter)


        Maryland                       000-50345                   20-0154352
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 (State of Incorporation)         (Commission File Number)    (I.R.S. Employer
                                                             Identification No.)

                               2995 Crain Highway
                               Waldorf, Maryland                    20601
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                       (Address of Principal Executive Offices)(Zip Code)


        Registrant's Telephone Number, Including Area Code: 301-645-0333

                                       N/A
          (Former name or former address, if changed since last report)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

                  99.1  Press Release dated November 7, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

      On November 7, 2003, the Registrant announced its earnings for the quarter ended September 30, 2003. For further information, reference is made to the Registrant's press release, dated November 7, 2003, which is attached hereto as
Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this Item 9 and Item 12 of Form 8-K.























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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OLD LINE BANCSHARES, INC.

Date:  November 7, 2003                     By:  /s/ James W. Cornelsen
                                                 ------------------------------
                                                 James W. Cornelsen, President
















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